Exhibit 99.2

1 Third Quarter 2008 Earnings Presentation November 10, 2008

2 This document contains “forward-looking” statements, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with TriMas’ outlook concerning future results. The words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “w ill,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and w e believe there is a reasonable basis for them. How ever, there can be no assurance that management’s expectations, beliefs and projections w ill be achieved. These forward-looking statements are subject to numerous assumptions, risks and uncertainties and accordingly, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on the statements, which speak only as of the date of this document. The cautionary statements set forth above should be considered in connection with any subsequent written or oral forward-looking statements that w e or persons acting on our behalf may issue. We do not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events. Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this document include general economic conditions in the markets in which we operate and industry-based factors such as: technological developments that could competitively disadvantage us, increases in our raw material, energy, and healthcare costs, our dependence on key individuals and relationships, exposure to product liability, recall and warranty claims, work stoppages at our facilities, or our customers or suppliers, risks associated with international markets, protection of or liability associated with our intellectual property, lower cost foreign manufacturers, compliance with environmental and other regulations, and competition within our industries. In addition, factors more specific to us could cause actual results to vary materially from those anticipated in the forward-looking statements included in this document such as our substantial leverage, limitations imposed by our debt instruments, our ability to successfully pursue our stated growth strategies and opportunities, including our ability to identify attractive and other strategic acquisition opportunities and to successfully integrate acquired businesses and complete actions we have identified as providing cost-saving opportunities. Safe Harbor Statement

3 Agenda Third Quarter 2008 Results Segment Highlights Financial Highlights Outlook and Summary Questions and Answers Appendix

4 Third Quarter 2008 Results

5 Overview Strong performance in a difficult environment - Grew net sales 7.1% for the quarter - Increased income from continuing operations by 53.1% - Delivered Q3-2008 EPS from continuing ops of $0.25(1) Effective management of balance sheet - Total debt pay-down in the quarter of $22.6 million and $42.0 million compared to Q3-2007 - $146.2 million in aggregate availability and cash at quarter end - No significant debt maturities until 2012 Accelerated execution of Profit Improvement Plan - Plan of $30 million in annualized fixed cost savings; projected savings of approx. $15 million in 2009 - Decisive steps to strengthen TriMas in a tough environment - Designed to reduce overall cost structure and improve productivity Continued execution of business strategy - Focused on the specialty packaging, energy, aerospace and medical markets - Positioned for long-term growth – growing list of commercial opportunities - Growth initiatives driving channel, geographic and end market diversity (1) Including ($0.01) per share in severance and facility closure costs.

6 2008 Third Quarter Results Quarterly sales increased 7.1% to $276.9 million - Packaging Systems, Energy Products and Industrial Specialties sales increased 21.0% combined - Strong relative performance in RV & Trailer Products and Recreational Accessories - Sales declined 10.2%, but end markets down approximately 20% Adjusted EBITDA increased 8.5% due to the strength in our Aerospace and Energy businesses Income and Diluted EPS improved 53.1% and 56.3%, respectively Total indebtedness decreased by $42.0 million compared to Q3 2007 Ended the quarter with $4.6 million in cash and $141.6 million in aggregate availability under revolving credit and receivables securitization facilities ($ in millions, except EPS) (1) Special Items to consider in evaluating quality of earnings include $0.7 million of severance and facility closure costs in Q3-2008. (from continuing operations) Q3 2008 Q3 2007 % Chg Revenue 276.9 $ 258.6 $ 7.1% Adjusted EBITDA(1) 38.1 $ 35.1 $ 8.5% Income(1) 8.3 $ 5.4 $ 53.1% Diluted EPS(1) 0.25 $ 0.16 $ 56.3% Debt and AR Securitization 626.8 $ 668.8 $ -6.3%

7 Segment Highlights

8 Segment Breakout – Third Quarter 21% 15% 23% 21% 20% Segment Key 3 Months Ended September 30, 2008 3 Months Ended September 30, 2008 4% 8% 26% 25% 37% Approximately 88% of Q3 Segment Operating Profit is from the Packaging Systems, Energy Products and Industrial Specialties segments Packaging Systems Energy Products Industrial Specialties RV & Trailer Products Recreational Accessories % of Revenue % of Segment Operating Profit

9 Packaging Systems Sales of core industrial closure products and specialty dispensing products to pharmaceutical, food/beverage and personal care end markets were up year-over-year Laminate and insulation product sales were essentially flat with increases in new specialty tape products offsetting the decline in traditional products sold into the continued weak North American commercial construction markets Adjusted EBITDA and operating profit improved due to increased sales volumes, partially offset by increases in raw material costs and expenses incurred to support sales growth initiatives Develop specialty dispensing product applications for growing end markets and expand geographically to drive growth ($ in millions) Net Sales Adjusted EBITDA Operating Profit $8.1 $8.7 Q3 2007 Q3 2008 $11.3 $12.6 Q3 2007 Q3 2008 $51.8 $58.5 Q3 2007 Q3 2008 11.3% 6.9% 13.0%

10 Energy Products New product initiatives to add content at the well-site and increased engine demand drove sales increases of engine and related products year-over-year Product expansion efforts, a superior service model and continued high levels of capacity utilization increased specialty gasket sales to refinery and petrochemical industries Adjusted EBITDA and operating profit improved with strong conversion Introduce additional products complementary to engine business – compressors and gas production equipment Further expand gasket business with major customers into Southeast Asia, Europe and South America ($ in millions) Net Sales Adjusted EBITDA Operating Profit $4.9 $8.2 Q3 2007 Q3 2008 $5.7 $8.9 Q3 2007 Q3 2008 $40.3 $55.4 Q3 2007 Q3 2008 37.4% 56.1% 68.1%

11 Industrial Specialties ($ in millions) Sales of aerospace fasteners were robust due to the introduction of new products and a strong market International initiatives drove growth of industrial cylinders Specialty fittings business experienced a softening driven by reduced automotive demand Adjusted EBITDA and operating profit increased due to higher sales volumes and improved margins in the specialty tools, defense and aerospace businesses, which were partially offset by lower absorption of fixed costs in the specialty fittings business Develop specialty products for growing end markets such as aerospace and medical and continue to expand international sales efforts Net Sales Adjusted EBITDA Operating Profit $12.1 $9.9 Q3 2007 Q3 2008 $13.6 $11.6 Q3 2007 Q3 2008 $59.3 $51.0 Q3 2007 Q3 2008 17.7% 22.0% 16.1%

12 RV & Trailer Products ($ in millions) Sales decreased due to continued weak demand in U.S. end markets resulting from the decline in consumer discretionary spending, consumer confidence and credit availability - Sales in Australia and Southeast Asia increased year-over-year Adjusted EBITDA and operating profit decreased due to the decline in sales, lower absorption of fixed costs as the Company reduced production to manage inventory levels Continued aggressive reduction of fixed costs and inventory management Drive growth by leveraging strong brand names for additional market share and introducing new products Net Sales Adjusted EBITDA Operating Profit $4.3 $1.3 Q3 2007 Q3 2008 $3.4 $6.5 Q3 2007 Q3 2008 $45.9 $42.0 Q3 2007 Q3 2008 (8.6%) (46.9%) (69.6%)

13 Recreational Accessories ($ in millions) Sales decreased due to continued weak demand resulting from the decline in consumer discretionary spending, consumer confidence and credit availability Adjusted EBITDA and operating profit declined as a result of lower sales volumes and a less favorable sales mix Aggressively reduce fixed cost footprint and working capital investment Drive growth by leveraging strong brand names for additional market share and introducing new products Net Sales Adjusted EBITDA Operating Profit $5.1 $7.7 Q3 2007 Q3 2008 $2.7 $4.9 Q3 2007 Q3 2008 $69.6 $61.7 Q3 2007 Q3 2008 (11.3%) (45.1%) (33.6%)

14 Financial Highlights & Outlook

15 Statement of Operations ($ in thousands) 2008 2007 2008 2007 Net sales 276,900 $ 258,650 $ 853,540 $ 830,760 $ Cost of sales (205,150) (188,730) (629,700) (603,190) Gross profit 71,750 69,920 223,840 227,570 Selling, general and administrative expenses (43,910) (42,650) (137,820) (133,510) Advisory services agreement termination fee - - - (10,000) Costs for early termination of operating leases - - - (4,230) Gain (loss) on dispositions of property and equipmen 50 (1,790) (170) (1,680) Operating profit 27,890 25,480 85,850 78,150 Other expense, net: Interest expense (13,570) (15,720) (42,160) (52,920) Debt extinguishment costs - - - (7,440) Other, net (480) (1,230) (3,010) (3,450) Other expense, net (14,050) (16,950) (45,170) (63,810) Income from continuing operations before income tax expense 13,840 8,530 40,680 14,340 Income tax expense (5,540) (3,110) (15,210) (5,230) Income from continuing operations 8,300 $ 5,420 $ 25,470 $ 9,110 $ Income (loss) from discontinued operations, net of income taxes 20 1,160 170 1,330 Net income 8,320 $ 6,580 $ 25,640 $ 10,440 $ Three months ended Nine months ended September 30, September 30,

16 Statement of Operations (cont’d) Note: Special Items to consider in evaluating quality of earnings include $0.7 million in severance and facility closure costs in Q3-2008, $2.3 million of restructuring charges in Q2-2008 and $14.2 million in costs and expenses related to the use of IPO proceeds in Q2-2007. Please see slides 29 and 30 for additional information regarding these Special Items. 2008 2007 2008 2007 Earnings per share - basic: Continuing operations 0.25 $ 0.16 $ 0.76 $ 0.34 $ Discontinued operations, net of income taxes - 0.04 0.01 0.05 Net income per share 0.25 $ 0.20 $ 0.77 $ 0.39 $ Weighted average common shares - basic 33,420,560 33,409,500 33,413,214 26,843,749 Earnings per share - diluted: Continuing operations 0.25 $ 0.16 $ 0.76 $ 0.34 $ Discontinued operations, net of income taxes - 0.04 0.01 0.05 Net income per share 0.25 $ 0.20 $ 0.77 $ 0.39 $ Weighted average common shares - diluted 33,469,027 33,409,500 33,441,448 26,843,749 Three months ended Nine months ended September 30, September 30,

17 Balance Sheet ($ in thousands) September 30, December 31, 2008 2007 Current assets: Cash and cash equivalents 4,650 $ 4,800 $ Receivables, net 136,500 89,370 Inventories, net 198,690 190,590 Deferred income taxes 18,860 18,860 Prepaid expenses and other current assets 8,730 7,010 Assets of discontinued operations held for sale 2,860 3,330 Total current assets 370,290 313,960 Property and equipment, net 191,630 195,120 Goodwill 377,450 377,340 Other intangibles, net 205,300 214,290 Other assets 21,340 27,280 Total assets 1,166,010 $ 1,127,990 $ Current liabilities: Current maturities, long-term debt 12,440 $ 8,390 $ Accounts payable 127,150 121,860 Accrued liabilities 72,310 71,830 Liabilities of discontinued operations 1,250 1,450 Total current liabilities 213,150 203,530 Long-term debt 603,350 607,600 Deferred income taxes 83,990 73,280 Other long-term liabilities 34,870 35,090 Total liabilities 935,360 919,500 Preferred stock $0.01 par: Authorized 100,000,000 shares; Issued and outstanding: None - - Common stock, $0.01 par: Authorized 400,000,000 shares; Issued and outstanding: 33,445,841 shares at September 30, 2008 and 33,409,500 shares December 31, 2007 330 330 Paid-in capital 527,120 525,960 Accumulated deficit (348,330) (373,970) Accumulated other comprehensive income 51,530 56,170 Total shareholders’ equity 230,650 208,490 Total liabilities and shareholders’ equity 1,166,010 $ 1,127,990 $ Assets Liabilities and Shareholders’ Equity

18 Capitalization ($ in thousands) September 30, 2008 December 31, 2007 Cash and Cash Equivalents 4,650 $ 4,800 $ Senior Secured Bank Debt 278,710 279,020 9.875% Senior Sub Notes due 2012 337,080 336,970 Total Debt 615,790 $ 615,990 $ Total Shareholders’ Equity 230,650 $ 208,490 $ Total Capitalization 846,440 $ 824,480 $ Memo: A/R Securitization 11,000 $ 41,500 $ Total Debt + A/R Securitization 626,790 $ 657,490 $ Key Ratios: Bank LTM EBITDA 153,680 $ 161,040 $ Interest Coverage Ratio 2.66x 2.21x Leverage Ratio 4.08x 4.08x Bank Covenants: Interest Coverage Ratio 2.00x 1.90x Leverage Ratio 5.00x 5.25x As of September 30, 2008, TriMas had $4.6 million in cash and approximately $141.6 million of available liquidity under its revolving credit and receivables securitization facilities.

19 Outlook and Summary

20 During first 9 months of 2008, performed well against the objectives incorporated into outlook provided at the beginning of the year Anticipated softened demand resulting from the economic events of October Proactively moved to reduce production levels and inventory position in Q4 Impact of volatile commodity costs TriMas updated 2008 earnings guidance: - EPS range from continuing operations of $0.71 per share to $0.75 per share, excluding Special Items(1) and any charges related to the Profit Improvement Plan 2008 Outlook – Full Year Note: Special Items to consider in evaluating quality of earnings include $0.7 million in severance and facility closure costs in Q3-2008, $2.3 million of restructuring charges in Q2-2008 and $14.2 million in costs and expenses related to the use of IPO proceeds in Q2-2007. Please see slides 29 and 30 for additional information regarding these Special Items.

21 Profit Improvement Plan Description Accelerate existing plan Across all TriMas segments Leverage previously made low-cost country investments - China - Mexico - Thailand Match production and staffing to commercial expectations Execute “lean” manufacturing and continuous improvement initiatives Minimize cash outlay - Focus capex spending on growth initiatives with quick returns Areas of Focus Manufacturing consolidations Distribution center consolidations Increased sourcing initiatives Consolidation of business activities Reduced staffing levels Expect approximate $15 million of savings in fixed costs in 2009; $30 million annualized savings plan in total

22 TriMas Priorities Drive operating profit improvement in businesses - Reduce fixed costs - Improve productivity Effectively manage the balance sheet - Protect liquidity - Deploy capital prudently - Pay-down debt Focus capital on strategic growth - Specialty packaging, energy, aerospace, medical components and geographic expansion

23 Summary Solid Q3 results driven by growth initiatives in Packaging Systems, Energy Products and Industrial Specialties Certain end-markets are challenged and less predictable – but we know what we need to do Constrained credit markets, but limited near-term exposure Proactively taking action to mitigate risk and position TriMas for long-term growth Prioritization of and focus on strategic growth initiatives Balance between growth and cost management

24 Questions and Answers

25 Appendix

Third Quarter 2008 Results

($ in thousands)

	Three months ended September 30, 2008	2007	Change	Nine months ended September 30, 2008	2007	Change
Net Sales						
Packaging Systems	$ 58,520	$ 51,770	13.0%	$ 170,500	$ 162,220	5.1%
Energy Products	55,430	40,330	37.4%	157,390	122,930	28.0%
Industrial Specialties	59,250	51,030	16.1%	168,930	154,470	9.4%
RV & Trailer Products	41,970	45,940	-8.6%	142,370	152,420	-6.6%
Recreational Accessories	61,730	69,580	-11.3%	214,350	238,720	-10.2%
Net sales from continuing operations	$ 276,900	$ 258,650	7.1%	$ 853,540	$ 830,760	2.7%
Operating Profit						
Packaging Systems	$ 8,670	$ 8,110	6.9%	$ 26,700	$ 27,930	-4.4%
Energy Products	8,170	4,860	68.1%	24,670	16,930	45.7%
Industrial Specialties	12,110	9,930	22.0%	34,750	32,370	7.4%
RV & Trailer Products	1,300	4,270	-69.6%	6,110	16,740	-63.5%
Recreational Accessories	2,700	4,920	-45.1%	11,820	17,420	-32.1%
Corporate expenses and management fees	(5,060)	(6,610)	-23.4%	(18,200)	(33,240)	-45.2%
Operating profit from continuing operations	$ 27,890	$ 25,480	9.5%	$ 85,850	$ 78,150	9.9%
% Margin	*10.1%*	*9.9%*	*2.0%*	*10.1%*	*9.4%*	*7.4%*
Adjusted EBITDA[(1)]						
Packaging Systems	$ 12,580	$ 11,300	11.3%	$ 38,250	$ 37,690	1.5%
Energy Products	8,850	5,670	56.1%	26,670	19,030	40.1%
Industrial Specialties	13,590	11,550	17.7%	39,190	36,050	8.7%
RV & Trailer Products	3,440	6,480	-46.9%	11,910	22,840	-47.9%
Recreational Accessories	5,120	7,710	-33.6%	19,030	25,130	-24.3%
Segment Adjusted EBITDA	43,580	42,710	2.0%	135,050	140,740	-4.0%
% Margin	15.7%	16.5%	*-4.8%*	15.8%	16.9%	*-6.5%*
Corporate expenses, management fees and other	(5,470)	(7,580)	-27.8%	(19,910)	(35,810)	-44.4%
Adjusted EBITDA [(1)] from continuing operations	$ 38,110	$ 35,130	8.5%	$ 115,140	$ 104,930	9.7%
% Margin	*13.8%*	*13.6%*	*1.5%*	*13.5%*	*12.6%*	*7.1%*

[(1)] The Company defines Adjusted EBITDA as net income (loss) before cumulative effect of accounting change, interest, taxes, depreciation, amortization, non-cash asset and goodwill impairment write-offs, and non-cash losses on sale-leaseback of property and equipment. Lease expense and non-recurring charges are included in Adjusted EBITDA and include both cash and non-cash charges related to restructuring and integration expenses. In evaluating our business, management considers and uses Adjusted EBITDA as a key indicator of financial operating performance and as a measure of cash generating capability. Management believes this measure is useful as an analytical indicator of leverage capacity and debt servicing ability, and uses it to measure financial performance as well as for planning purposes. However, Adjusted EBITDA should not be considered as an alternative to net income, cash flow from operating activities or any other measures calculated in accordance with U.S. GAAP, or as an indicator of operating performance. The definition of Adjusted EBITDA used here may differ from that used by other companies.

TriMas Corporation

26

27 Statement of Cash Flows ($ in thousands) Nine months ended September 30, 2 008 20 07 Net income 25,640 $ 10,440 $ Adjustments to reconcile net income to net cash provided by operating activities, net of acquisition impact: Loss on dispositions of property and equipment 40 1,570 Depreciation 20,740 18,730 Amortization of intangible assets 11,700 11,650 Amortization of debt issue cost s 1,840 4,580 Deferred income taxes 9,360 700 Non-cash compensation expense 1,160 340 Net proceeds from (reductions in) sale of receivables and receivables securitization (26,730) 28,610 Increase in receivables (19,270) (30,970) Increase in inventories (7,640) (10,790) Decrease in prepaid expenses and other assets 4,370 2,320 Increase in accounts payable and accrued liabilities 4,690 8,090 Other , net (3,110) 1,610 Net cash provided by operating activities, net of acquisition impact 22,790 46,880 Cash Flows from Investing Activities: Capital expenditures (20,100) (22,520) Acquisition of leased assets - (29,960) Acquisition of businesses, net of cash acquired (6,350) (13,540) Net proceeds from disposition of businesses and other assets 2,260 6,150 Net cash used for investing activities (24,190) (59,870) Cash Flows from Financing Activities: Proceeds from sale of common stock in connection wit h the Company’s initial public offering, net of issuance costs - 126,460 Repayments of borrowings on senior credit facilities (4,270) (2,600) Proceeds from term loan facilities 490 - Proceeds from borrowings on revolving credit facilities 346,160 399,580 Repayments of borrowings on revolving credit facilities (341,130) (409,890) Retirement of senior subordinated notes - (100,000) Net cash provided by financing activities 1,250 13,550 Cash and Cash Equivalents: Increase (decrease) for the period (150) 560 At beginning of period 4,800 3,600 At end of period 4,650 $ 4,160 $ Supplemental disclosure of cash flow information: Cash paid for interest 32,240 $ 40,880 $ Cash paid for taxes 6,460 $ 6,840 $

28 Reconciliation of Non-GAAP Measure Adjusted EBITDA ($ in thousands) (1) The Company defines Adjusted EBITDA as net income (loss) before cumulative effect of accounting change, interest, taxes, depreciation, amortization, non-cash asset and goodwill impairment write-offs, and non-cash losses on sale-leaseback of property and equipment. Lease expense and non-recurring charges are included in Adjusted EBITDA and include both cash and non-cash charges related to restructuring and integration expenses. In evaluating our business, management considers and uses Adjusted EBITDA as a key indicator of financial operating performance and as a measure of cash generating capability. Management believes this measure is useful as an analytical indicator of lever age capacity and debt servicing ability, and uses it to measure financial performance as well as for planning purposes. However, Adjusted EBITDA should not be considered as an alternative to net income, cash flow from operating activities or any other measures calculated in accordance with U.S. GAAP, or as an indicator of operating performance. The definition of Adjusted EBITDA used her e may differ from that used by other companies. 2008 2007 2008 2007 Net income 8,320 $ 6,580 $ 25,640 $ 10,440 $ Income tax expense (benefit) 5,560 3,850 15,310 6,960 Interest expense 13,630 15,720 42,320 52,920 Debt extinguishment costs - - - 7,440 Depreciation and amortization 10,740 10,920 32,440 30,380 Adjusted EBITDA (1) 38,250 37,070 115,710 108,140 Adjusted EBITDA (1), discontinued operations 140 1,940 570 3,210 Adjusted EBITDA (1), continuing operations 38,110 $ 35,130 $ 115,140 $ 104,930 $ Three Months Ended September 30, Nine Months Ended September 30,

29 Additional Information Regarding Special Items Impacting Reported GAAP Financial Measures Three months ended Nine months ended September 30, September 30, (dollars in thousands) 2008 2007 2008 2007 Operating profit from continuing operations, as reported 27,890 $ 25,480 $ 85,850 $ 78,150 $ Special Items to consider in evaluating quality of earnings: Advisory services agreement termination fee - $ - $ - $ (10,000) $ Cost s for early termination of operating leases - - - (4,230) Restructuring activities (710) - (2,970) - Total Special Items (710) $ - $ (2,970) $ (14,230) $ Three months ended Nine months ended September 30, September 30, (dollars in thousands) 2008 2007 2008 2007 Adjusted EBITDA from continuing operations, as reported 38,110 $ 35,130 $ 115,140 $ 104,930 $ Special Items to consider in evaluating quality of earnings: Advisory services agreement termination fee - $ - $ - $ (10,000) $ Cost s for early termination of operating leases - - - (4,230) Restructuring activities (710) - (2,970) - Total Special Items (710) $ - $ (2,970) $ (14,230) $

30 Additional Information Regarding Special Items Impacting Reported GAAP Financial Measures Three months ended Three months ended September 30, 2008 September 30, 2007 (dollars in thousands, except per share amounts) Income EPS Income EPS Income and Diluted EPS from continuing operations, as reported. 8,300 $ 0.25 $ 5,420 $ 0.16 $ After-tax impact of Special Items to consider in evaluating quality of income (loss) and diluted EPS from continuing operations: Restructuring activities (430) $ (0.01) $ - $ - $ Total Special Items (430) $ (0.01) $ - $ - $ Weighted-average diluted shares outstanding at September 30, 2008 and 2007 33,469,027 33,409,500 Nine months ended Nine months ended September 30, 2008 September 30, 2007 (dollars in thousands, except per share amounts) Income EPS Income EPS Income and Diluted EPS from continuing operations, as reported. 25,470 $ 0.76 $ 9,110 $ 0.34 $ After-tax impact of Special Items to consider in evaluating quality of income and diluted EPS from continuing operations: Advisory services agreement termination fee - $ - $ (6,300) (0.23) $ Costs for early termination of operating leases - - (2,660) (0.10) Debt extinguishment costs. - - (4,690) (0.17) Restructuring activities (1,870) (0.06) - - Total Special Items (1,870) $ (0.06) $ (13,650) $ (0.50) $ Weighted-average diluted shares outstanding at September 30, 2008 and 2007 33,441,448 26,843,749

31 (Unaudited - $ in thousands) LTM EBITDA as Defined in Credit Agreement Reported net loss for the twelve months ended September 30, 2008 (143,230) $ Interest expense, net (as defined) 57,690 Income tax expense (benefit) (2,060) Depreciation and amortization 43,410 Extraordinary non-cash charges 178,450 Interest equivalent costs 3,240 Non-cash expenses related to equity grants 1,380 Other non-cash expenses or losses 4,040 Non-recurring expenses or costs for cost savings projects 8,750 Permitted dispositions 1,890 Permitted acquisitions 120 Bank EBITDA - LTM Ended September 30, 2008 (1) 153,680 $ (1) As defined in the Amended and Restated Credit Agreement dated August 2, 2006.